SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WINNEBAGO INDUSTRIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 13, 2004

To the Shareholders of
WINNEBAGO INDUSTRIES, INC.

        The Annual Meeting of Shareholders of Winnebago Industries, Inc. will be held on Tuesday, January 13, 2004, at 7:30 p.m., Central Standard Time, at Friendship Hall, Highway 69 South, Forest City, Iowa, for the following purposes:

1.	To elect two Class I directors to hold office for three-year terms;
2.	To consider and vote upon the Winnebago Industries, Inc. 2004 Incentive Compensation Plan; and
3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors of the Company has fixed the close of business on November 10, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting and at any and all adjournments thereof.

By Order of the Board of Directors

RAYMOND M. BEEBE
Secretary

Forest City, Iowa
November 24, 2003

YOUR VOTE IS IMPORTANT

        Whether or not you expect to attend the meeting in person, please date, sign and return the proxy card in the enclosed envelope so your shares will be voted at the Annual Meeting. A prompt response is helpful and your cooperation is appreciated.

WINNEBAGO INDUSTRIES, INC.

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Winnebago Industries, Inc., an Iowa corporation (the “Company” ), P.O. Box 152, Forest City, Iowa 50436, of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at Friendship Hall, Highway 69 South, Forest City, Iowa on January 13, 2004, at 7:30 p.m., Central Standard Time, and at any and all adjournments thereof. This Proxy Statement was first mailed to shareholders on or about November 24, 2003.

         Only holders of Common Stock of record at the close of business on November 10, 2003, will be entitled to vote at the Annual Meeting of Shareholders. At such date, the Company had outstanding 16,925,614 shares of Common Stock, par value $.50 per share (“Common Stock” ). Each share of Common Stock entitles the holder to one vote upon each matter to be voted upon at the meeting. A majority of the outstanding shares of Common Stock will constitute a quorum for the Annual Meeting of Shareholders. Election of each director (Item 1) and approval of any other matters that may properly come before the Annual Meeting (including Item 2) require the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present or represented by proxy and voted at the meeting. Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the item under consideration) will be counted as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not have any effect on any matters at the Annual Meeting of Shareholders.

        A form of proxy is enclosed for use at the meeting. If the proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. A person giving the enclosed proxy may revoke it by (i) giving written notice to the Secretary, (ii) subsequently granting a later-dated proxy or (iii) attending the annual meeting and voting in person. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. Unless revoked, the shares represented by validly executed proxies will be voted at the meeting in accordance with the instructions indicated thereon. Withholding authority to vote on a director nominee will in effect count as a vote against the director nominee.

        If no instructions are indicated on the proxy, it will be voted: (i) for the election of the two nominees for director named below (Item 1); (ii) for the approval of the Winnebago Industries, Inc. 2004 Incentive Compensation Plan (Item 2); and (iii) in the discretion of the named proxies upon such other matters as may properly come before the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The following table contains information with respect to the ownership of the Common Stock by each person known to the Company who is the beneficial owner of more than five percent of the outstanding Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock owned Beneficially at November 10, 2003		Percent of Common Stock (%)

Hanson Capital Partners, L.L.C. c/o Mr. John V. Hanson 7019 SE Harbor Circle Stuart, Florida 34996	3,517,306	(1)	20.8
Edward C. Johnson III, Abigail P. Johnson and FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	2,815,520	(2)	16.6
Janus Capital Management LLC 100 Fillmore Street Denver, Colorado 80206	1,492,753	(3)	8.8

(1)	Hanson Capital Partners, L.L.C. (“HCP” ) is a Delaware limited liability company whose members are the Luise V. Hanson Qualified Terminable Interest Property Marital Deduction Trust (the “QTIP Trust” ), which has a 34.9% membership interest in HCP, the Luise V. Hanson Revocable Trust, dated September 22, 1984 (the “Revocable Trust” ), which has a 64.4% membership interest in HCP, the John V. Hanson Family Trust, which has a .2% membership interest in HCP, the Paul D. Hanson Family Trust, which has a .2% membership interest in HCP and the Mary Joan Boman Family Trust, which has a .2% membership interest in HCP. John V. Hanson (a director of the Company), Mary Joan Boman (the wife of Gerald E. Boman, a director of the Company) and Paul D. Hanson (each an “Individual Trustee” and collectively, the “Individual Trustees” ) and Bessemer Trust Company, N.A. (the “Corporate Trustee” ) act as co-trustees under the QTIP Trust and the Revocable Trust. By virtue of the Revocable Trust’s 64.4% membership interest in HCP, a majority of the Individual Trustees together with the Corporate Trustee have sole voting power with respect to the 3,517,306 shares of Common Stock of which HCP is the beneficial owner. A majority of the Individual Trustees together with the Corporate Trustee have sole dispositive power with respect to the 3,517,306 shares of Common Stock of which HCP is the beneficial owner, except that disposition of all or substantially all of those shares requires the unanimous approval of all members of HCP.
(2)	The number of shares owned as of February 14, 2003 according to Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. Mr. Johnson serves as Chairman and his daughter Abigail P. Johnson is a Director of FMR Corp. Mr. Johnson owns 12.0% and Abigail P. Johnson owns 24.5% of the outstanding voting stock of FMR Corp. Members of the Edward C. Johnson III family own shares of common stock representing approximately 49% of the voting power of FMR Corp. Mr. Johnson and members of his family may be deemed to form a controlling group with respect to the common voting stock of FMR Corp.
Of these 2,815,520 shares of Common Stock:
•	1,146,885 are owned by Fidelity Management & Research Company, an investment advisor and a wholly owned subsidiary of FMR Corp. Edward J. Johnson, III, and FMR Corp. through its control of Fidelity Management & Research Company each has sole power to dispose of these shares.
•	1,104,750 are owned by Fidelity Management Trust Company, a bank and a wholly owned subsidiary of FMR Corp. Mr. Johnson and FMR Corp. through its control of Fidelity Management Trust Company each has sole power to dispose of these shares and sole power to vote or direct the vote of these shares.
•	563,800 are owned by Fidelity International Limited, an investment advisor, which has the sole power to vote and dispose of these shares. A partnership controlled by Mr. Johnson and members of his family owns shares of Fidelity International Limited voting stock with the right to cast 39.9% of the total votes which may be cast by all holders of Fidelity International Limited voting stock.
•	85 are owned by Geode Capital Management, LLC, a registered investment advisor (“Geode” ), which is wholly owned by Fidelity Investors III Limited Partnership (“FILP III” ). Fidelity Investors Management, LLC

(“FIML” ) is the general partner and investment manager of FILP III. The managers of Geode, the members of FIML and the limited partners of FILP III are certain shareholders and employees of FMR Corp. FILP III has sole power to vote and dispose of these shares.
No one client owns more than 5% of such shares.
The information contained in this footnote has been derived from information contained in the Amendment No. 2 to Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission referred to above.
(3)	The number of shares owned as of February 14, 2003 according to a statement on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. Janus Capital Management LLC (“Janus Capital” ) has an indirect 100% ownership stake in Bay Isle Financial LLC (“Bay Isle” ) and an indirect 50.1% ownership stake in Enhanced Investment Technologies LLC (“INTECH” ). Due to the above ownership structure, holdings for Janus Capital, Bay Isle and INTECH are aggregated for purposes of the Schedule 13G filed by Janus Capital. Janus Capital, Bay Isle and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as “Managed Portfolios” ). As a result of its role as investment adviser or sub-adviser to the Ma naged Portfolios, Janus Capital may be deemed to be the beneficial owner of the 1,492,753 shares of Winnebago Industries, Inc. Common Stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. Janus Fund, an investment company registered under the Investment Company Act of 1940, is the beneficial owner of 1,016,460 of the 1,492,753 shares.

        The following table contains information with respect to the ownership of Common Stock by (i) each director, (ii) each nominee for election as a director, (iii) each executive officer listed in the Summary Compensation Table and (iv) the group named below.

Name	Shares of Common Stock Owned Beneficially at November 10, 2003(1)		Percent of Common Stock (%)

Irvin E. Aal	0		(3)
Edwin F. Barker	30,401	(4)	(3)
Raymond M. Beebe	30,397	(4)	(3)
Gerald E. Boman	72,748	(2)(4)	(3)
Jerry N. Currie	20,000	(4)	(3)
Joseph W. England	17,082	(4)(5)	(3)
Robert L. Gossett	19,274	(4)	(3)
John V. Hanson	20,130	(2)(4)	(3)
Bruce D. Hertzke	176,372	(4)	(3)
Gerald C. Kitch	29,791	(4)(5)	(3)
Robert J. Olson	32,057	(4)	(3)
Richard C. Scott	9,572	(4)(5)	(3)
Frederick M. Zimmerman	13,278	(4)(5)	(3)
Directors and officers as a group (17 persons)	494,151	(4)(5)	2.9

(1)	Includes shares held jointly with or by spouse and shares held as custodian, beneficial ownership of which is disclaimed.
(2)	See Note (1) to the preceding table.
(3)	Less than one percent.
(4)	Includes 2,986, 14,397, 20,000, 15,000, 14,000, 10,085, 20,000, 110,962, 20,000, 13,734, 0, 8,000, and 255,482 shares, respectively, which Messrs. Barker, Beebe, Boman, Currie, England, Gossett, Hanson, Hertzke, Kitch, Olson, Scott, Zimmerman and the directors and officers as a group have the right to acquire within 60 days of November 10, 2003, through the exercise of stock options.
(5)	Includes 3,082, 9,791, 9,572 and 4,128 Winnebago Stock Units, respectively, held by Messrs. England, Kitch, Scott and Zimmerman, respectively, under the Company’s Directors’ Deferred Compensation Plan as of November 1, 2003. The Winnebago Stock Units are payable in an equal number of shares of Common Stock upon the respective directors’ termination of service as a director, or January 1, 2008 in the case of Mr. England.

ITEM 1
ELECTION OF DIRECTORS

        The Board of Directors of the Company is divided into three classes with staggered terms, each consisting of approximately one-third of the total number of the members of the Board of Directors. Directors are elected for a term of three years. At the Annual Meeting of Shareholders, the term of office of the Class I directors will expire, and two persons will be nominated to serve in that class until the Company’s Annual Meeting of Shareholders in 2007 or until their respective successors are elected. The terms of office of the Class II and Class III directors will expire at the Company’s Annual Meetings of Shareholders in 2005 and 2006, respectively.

        Discretionary authority is solicited to vote for the election of a substitute for any of said nominees who, for any reason currently unknown, cannot be a candidate for election. The shares represented by the enclosed proxy will be voted for the election as directors of the nominees for Class I directors named below if no direction is made otherwise.

        Richard C. Scott, who has served as a Director of the Company since 1997, is not standing for re-election in accordance with the Board of Directors’ retirement policy.

Name (Age)(1)	Principal Occupation and Other Directorships Held	Year First Became a Director

Class I — Nominees for Directors to be Elected to Serve Until the 2007 Annual Meeting
Irvin E. Aal (64)	Retired; former General Manager of Case Tyler Business Unit of CNH Global and predecessor corporation, manufacturer of banded application business equipment; previously President and Chief Executive Officer of Tyler Industries, privately owned specialized agricultural equipment manufacturing company	(2)
Joseph W. England (63)	Retired; former Senior Vice President of Deere & Company (a mobile power equipment manufacturer). Mr. England is a director of First Midwest Bancorp, Inc.	2001
Class II — Directors Whose Terms Expire at the 2005 Annual Meeting
Gerald E. Boman (68)	Retired; former Senior Vice President, Winnebago Industries, Inc.	1962

Name (Age)(1)	Principal Occupation and Other Directorships Held	Year First Became a Director

Jerry N. Currie (58)	President & Chief Executive Officer of both CURRIES Company, manufacturer of steel doors and frames for nonresidential construction, and GRAHAM Manufacturing, manufacturer of wood doors for nonresidential construction	1996
Frederick M. Zimmerman (67)	Professor of Engineering and Technology Management at The University of St. Thomas, St. Paul, Minnesota	1992
Class III — Directors Whose Terms Expire at the 2006 Annual Meeting
John V. Hanson (61)	Retired; former Deputy Chairman of the Board of Directors of Winnebago Industries, Inc.	1996(3)
Bruce D. Hertzke (52)	Chairman of the Board, Chief Executive Officer and President, Winnebago Industries, Inc.	1997
Gerald C. Kitch (65)	Retired; former Executive Vice President, Pentair, Inc., diversified manufacturer of tools, equipment and ammunition	1996

(1)	Reference is made to “Voting Securities and Principal Holders Thereof.”
(2)	Not currently a director.
(3)	Also served as a director from 1967 to 1979 and from 1985 to 1989.

        All of the foregoing have been employed in their principal occupation or other responsible positions with the same organization for at least the last five years or are currently retired after having served in responsible positions with the organization indicated.

        John V. Hanson and Gerald E. Boman are brothers-in-law.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The Board has established Audit, Human Resources and Nominating Committees to assist it in the discharge of its responsibilities. The principal responsibilities of each of these committees are described below.

        The members of the Audit Committee are Messrs. England, Currie and Zimmerman, all of whom are independent directors under criteria established by the Securities and Exchange Commission and the New York Stock Exchange. Based on the attributes, education and experience requirements set forth in Section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board of Directors has determined that Joseph W. England qualifies as an “Audit Committee Financial Expert.” Each year, the committee appoints independent public accountants to examine the books of the Company. It reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants’ examination of the books, results of those audits, their fees and any problems identified by and recommendations of the independent public accountants regarding internal controls. The Audit Committee also performs the duties set forth in its written charter which was adopted by the Board of Directors. A copy of the Audit Committee Charter is attached hereto as Appendix A. The committee is also prepared to meet privately at any time at the request of the independent public accountants or members of management to review any special situation arising on any of the above subjects. Reference is made to the “Report of the Audit Committee.” The committee met six times in fiscal 2003.

         The Human Resources Committee members are Messrs. Kitch, Scott and Zimmerman, all of whom are independent directors, under applicable law and within the meaning of New York Stock Exchange corporate governance requirements. This committee makes recommendations to the Board of Directors as to the salary of the Chief Executive Officer (CEO) and sets the salaries and bonus payments, if any, of all other employee-directors and elected officers. It also has responsibility for administration of the Company’s Incentive Compensation Plan and certain other employee incentive plans. The committee met four times in fiscal 2003.

         The members of the Nominating Committee are Messrs. Hanson, Hertzke and Kitch. This committee recommended to the Board the director-nominees proposed in this Proxy Statement for election by the shareholders. It reviews the qualifications of, and recommends to the Board, candidates to fill Board vacancies as they may occur during the year. The Nominating Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for director. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. See “2005 SHAREHOLDER PROPOSALS” for a summary of the procedures that shareholders must follow. The committee met once in fiscal 2003.

         The Board of Directors of the Company held eight meetings during fiscal 2003. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting. During fiscal 2003, all of the directors attended more than 75 percent of the aggregate of Board of Directors’ meetings and meetings of committees of the Board on which they served.

         Employee directors receive no additional compensation for serving on the Board or its Committees. Non-employee directors receive a retainer of $1,666 per month, a $750 per day attendance fee for Board and Committee meetings and a $500 fee for participation in any Board meetings held telephonically. Committee Chairmen receive a $1,000 per day attendance fee. In addition, each Outside Director under the 1997 Stock Option Plan (as those terms are defined below) has annually received options for 2,000 shares. Directors are also reimbursed for customary and usual travel expenses.

        Effective April 1, 1997, the Board of Directors adopted the Winnebago Industries, Inc. Directors’ Deferred Compensation Plan (the “Directors’ Deferred Compensation Plan” ). The purpose of the Directors’ Deferred Compensation Plan is to enable non-employee directors (the “Participants” ) to receive their fees and retainers as members of the Board of Directors and Committees of the Board (the “Deferred Compensation”) in a form other than as direct payments. A Participant may elect to apply 100% of his or her Deferred Compensation to either but not both of the following forms: “Money Credits” or “Winnebago Stock Units.” Money Credits are units credited in the form of dollars in accordance with the Participant’s election to such Participant’s account established by the Company. The Money Credits accrue interest from the credit date. The int erest rate to be applied to the Participant’s Money Credits is the 30 year Treasury bond yield as of the first business day of the plan year. The Board of Directors may from time to time prescribe additional methods for the accrual of interest on Money Credits with respect to Deferred Compensation. Winnebago Stock Units are units credited in the form of Common Stock of the Company in accordance with the Participant’s election to such Participant’s account established by the Company. The Common Stock utilized for purposes of the Directors’ Deferred Compensation Plan will be treasury shares of the Company. Winnebago Stock Units will be recorded in such Participant’s account on the basis of the mean between the high and the low prices of the Common Stock of the Company on the date upon which the account is to be credited, as officially reported by the New York Stock Exchange. Any Participant investing Deferred Compensation in Winnebago Stock Units will receive a matching contribution fr om the Company equal to 25% of the Deferred Compensation so invested.

        A Participant’s Winnebago Stock Unit account will vest at the rate of 33-1/3% for each of the first three complete 12 month periods of service as a Director following the time such Winnebago Stock Units are credited to the Director’s Winnebago Stock Unit Account. Notwithstanding the above, the Participant’s Winnebago Stock Unit account will become fully vested upon his or her attainment of age 69-1/2 while serving as a Director. In the event that a Participant terminates his or her service as a Director, any unvested Winnebago Stock Units will be forfeited by the Director and applied to future Company matching contributions. The Winnebago Stock Units credited to Participant’s accounts are included in the Common Stock ownership table under “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.”

        In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, then if the Directors’ Deferred Compensation Plan administrator determines, in its sole discretion, that such change equitably requires an adjustment in the number of Winnebago Stock Units then held in the Participant’s Winnebago Stock Unit account, such adjustments will be made by the Directors’ Deferred Compensation Plan administrator and will be conclusive and binding for all purposes of said plan.

        In the event of a “change in the control of the Company,” as defined in the Directors’ Deferred Compensation Plan, the Participant will receive a lump sum distribution of his or her accounts within 30 days following his or her termination of service as a Director after such change in control. Notwithstanding the above, in no event will a Participant’s receipt of a distribution of Winnebago Stock Units from his or her accounts precede the six-month anniversary of his or her election to convert Deferred Compensation into Winnebago Stock Units.

        Unless terminated earlier by the Board of Directors, the Directors’ Deferred Compensation Plan terminates on June 30, 2013.

        The Winnebago Industries, Inc. 1997 Stock Option Plan (the “1997 Stock Option Plan” ) provides that directors who do not hold a position of employment with the Company or a subsidiary (the “Outside Directors” ) shall receive nonqualified stock options and may not be granted incentive stock options. The exercise price per share of options granted to Outside Directors shall be the mean between the high and low prices for a share of the Company’s Common Stock on the New York Stock Exchange on the date of grant. Except for vesting upon the occurrence of certain events which result in a change in control, unless otherwise set forth in an agreement granting options under the 1997 Stock Option Plan, no option is exercisable for six months after the date such option is granted. Thereafter, nonqualified stock options are exercisable for a period of not to exceed ten years from the date each such option is granted. Each Outside Director of the Company on the effective date of the 1997 Stock Option Plan who was not granted an option to purchase 10,000 shares under the Winnebago Industries, Inc. Stock Option Plan for Outside Directors was automatically granted nonqualified options to purchase 10,000 shares. Each Outside Director who, after the effective date of the 1997 Stock Option Plan is elected or appointed to the Board of Directors for the first time has, at the time such Director was so elected or appointed and duly qualified, been granted automatically a nonqualified stock option to purchase 10,000 shares at a per share price equal to the fair market value of a share on the date of grant. Effective January 1, 2004, but subject to approval of the 2004 Incentive Compensation Plan by shareholders, no new awards under the 1997 Stock Option Plan will be made. The Board of Direc tors intends, subject to approval of the 2004 Incentive Compensation Plan by shareholders, to provide that “Non-employee Directors” (as defined in such Plan) will, at the time such Director is so elected or appointed and duly qualified, be granted automatically a nonqualified stock option to purchase 10,000 shares at a per share price equal to the fair market value of a share on the date of grant.

EXECUTIVE COMPENSATION

        The following table contains certain information with respect to compensation for services in all capacities paid by the Company and its subsidiaries for the past three fiscal years, to or on behalf of (i) the Chief Executive Officer of the Company at August 30, 2003, and (ii) each of the four other most highly compensated executive officers of the Company serving at August 30, 2003.

Summary Compensation Table

		Annual Compensation(1)		Long Term Compensation
				Awards		Payouts
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(2)	Restricted Stock Awards ($)(3)	Options(4)	LTIP Payouts ($)(5)	All Other Compensation ($)(6)

Bruce D. Hertzke	2003	459,457	321,682	100,000	30,000	539,698	—
Chairman, Chief Executive	2002	441,755	910,121	100,000	30,000	165,060	862
Officer and President	2001	399,039	256,836	228,418	50,000	265,033	1,121
Edwin F. Barker	2003	235,346	112,744	—	7,200	253,975	—
Senior Vice President and	2002	207,885	293,703	—	6,000	84,906	1,579
Chief Financial Officer	2001	193,077	85,220	42,609	10,000	145,760	1,427
Raymond M. Beebe	2003	215,423	103,439	—	7,200	253,975	—
Vice President, General	2002	207,885	293,703	—	6,000	84,906	2,428
Counsel and Secretary	2001	193,077	85,220	42,609	10,000	145,760	2,132
Robert J. Olson	2003	215,423	103,439	—	7,200	253,975	—
Vice President,	2002	207,885	293,703	—	6,000	84,906	467
Manufacturing	2001	193,077	85,220	42,609	10,000	145,760	424
Robert L. Gossett	2003	192,154	92,160	—	7,200	215,879	—
Vice President,	2002	177,308	250,480	—	6,000	77,124	—
Administration	2001	167,740	74,041	37,020	10,000	88,345	—

(1)	No executive officer received personal benefits in excess of the lesser of 10% of cash compensation or $50,000.
(2)	The bonus amounts include bonuses paid pursuant to the Company’s Officers Incentive Compensation Plan as well as bonuses paid in the discretion of the Board of Directors, all as described under the caption “Report of the Human Resources Committee on Executive Compensation.”
(3)	Awards consisted of restricted Common Stock and are valued at the aggregate market value of the Common Stock as of the respective determination dates. The awards in fiscal 2001 were made pursuant to the Officers Incentive Compensation Plan, except that the awards to Mr. Hertzke also included stock awards made in the discretion of the Board of Directors. All awards of the restricted Common Stock vested immediately.
(4)	The numbers in the table above represent options for the purchase of shares of the Company’s Common Stock granted to the named persons under the Company’s 1997 Stock Option Plan.
(5)	Awards consisted of cash in fiscal 2003 and restricted Common Stock in fiscal 2002 and 2001 and are valued at the aggregate market value of the Common Stock as of the respective determination dates. The awards in fiscal 2003 were made pursuant to the Officers’ Long-Term Incentive Plan, fiscal three-year period 2001, 2002 and 2003, the awards in fiscal 2002 were made pursuant to the Officers’ Long-Term Incentive Plan, fiscal three-year period 2000, 2001 and 2002 and the awards in fiscal 2001 were made pursuant to the Officers’ Long-Term Incentive Plan, fiscal three-year period 1999, 2000 and 2001.
(6)	Amounts of All Other Compensation are the portions of the premiums paid by the Company pursuant to the Company’s Executive Split-Dollar Life Insurance Plan which constitute the economic benefit to the named executive officers. The Plan provides for preretirement death benefits for the named executives and certain other executive officers and annual or lump sum payment upon retirement at age 65.

STOCK OPTIONS GRANTED IN FISCAL 2003

        The following table provides information on options to purchase shares of the Company’s Common Stock granted in fiscal 2003 to the executive officers named in the Summary Compensation Table.

	Individual Grants							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Options Granted		Percent of Total Options Granted to Employees in Fiscal 2003		Exercise Price per Share ($)		Expiration Date

								5% ($)	10% ($)

Bruce D. Hertzke	30,000	(1)	16.20	(2)	36.50	(3)	10/8/2012	688,650	1,745,160
Edwin F. Barker	7,200	(1)	3.90	(2)	36.50	(3)	10/8/2012	165,276	418,838
Raymond M. Beebe	7,200	(1)	3.90	(2)	36.50	(3)	10/8/2012	165,276	418,838
Robert L. Gossett	7,200	(1)	3.90	(2)	36.50	(3)	10/8/2012	165,276	418,838
Robert J. Olson	7,200	(1)	3.90	(2)	36.50	(3)	10/8/2012	165,276	418,838

(1)	Stock options granted on October 8, 2002, under the Company’s 1997 Stock Option Plan. One-third of the options became exercisable on October 8, 2003, an additional one-third become exercisable on October 8, 2004, and the final one-third on October 8, 2005.
(2)	Based on total grants during fiscal 2003 of 184,800 shares.
(3)	The exercise price per share represents the mean between the high and low prices for a share of the Company’s Common Stock on the New York Stock Exchange on October 8, 2002.

Aggregated Option Shares Exercised in
Last Fiscal Year and Fiscal Year-End Option Values

        The following table provides information related to the stock options exercised during fiscal 2003 and the number and value of unexercised options at August 30, 2003, by the named executive officers.

Name	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Unexercised Options Held at August 30, 2003		Value of Unexercised, In-the-Money Options at August 30, 2003(2)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Bruce D. Hertzke	43,843	$1,511,499	119,002	30,000	$3,864,732	$531,300
Edwin F. Barker	16,000	399,125	15,401	6,800	472,469	116,460
Raymond M. Beebe	16,000	394,325	15,401	6,800	472,469	116,460
Robert L. Gossett	1,004	32,915	14,063	6,800	420,308	116,460
Robert J. Olson	8,666	269,109	13,734	6,800	386,853	116,460

(1)	The value realized is the difference between the market price of the Company’s Common Stock on the date such options were exercised and the exercise price.
(2)	Represents the amount by which $49.25 (the closing price of the Company’s Common Stock on August 29, 2003 (August 30, 2003 being a non-business day)) exceeded the exercise prices of unexercised options. There is no guarantee that, if and when these options are exercised, they will have this value.

Long-Term Incentive Plan—Awards in Fiscal 2003

        The following table provides information concerning the participation of the named executive officers in a long-term compensation plan called the “Officers’ Long-Term Incentive Plan, fiscal three-year period 2003, 2004 and 2005.” Under this plan, they were awarded the right to cash compensation payable in fiscal 2006 based upon the achievement of long-term performance results as measured at the end of the three-year fiscal period. Actual payouts of cash compensation, if any, will be determined based upon the financial performance of the Company as established by a three-year plan approved by the Human Resources Committee, as administrator of this Plan. Under the Plan, the financial performance measurements are earnings per share and return on equity of the Company for the three-year period. Reference is made to the description of the plan under the caption “Report of the Human Resources Committee on Executive Compensation” on page 11.

Name	Cash Compensation(1)	Performance Period (or Other Period Until Maturation of Payment)(2)	Estimated Future Payouts Under Non-Stock Price-Based Plans (3)

			Threshold (%)	Target (%)	Maximum (%)

Bruce D. Hertzke	—	Fiscal 2003-2005	1.6	25	37.5
Edwin F. Barker	—	Fiscal 2003-2005	1.6	25	37.5
Raymond M. Beebe	—	Fiscal 2003-2005	1.6	25	37.5
Robert L. Gossett	—	Fiscal 2003-2005	1.6	25	37.5
Robert J. Olson	—	Fiscal 2003-2005	1.6	25	37.5

(1)	The actual cash compensation, if any, that will be paid out after the conclusion of the three-year period cannot be determined because the cash compensation earned by the named executive officers will be based on the Company’s future performance. The cash compensation will be a percentage of the officer’s annualized base salary as of January 2003. The annualized base salary as of January 2003 for each of the named officers is as follows: Mr. Hertzke $470,000; Mr. Barker $249,600; Mr. Beebe $220,000; Mr. Gossett $200,000; and Mr. Olson $220,000.
(2)	Payouts will be made in cash in fiscal 2006 depending on the level of attainment of the Plan approved by the Human Resources Committee for achievement of return on equity and earnings per share for the three-year period.
(3)	Shown in these columns are the percentages of the named executive officers’ annualized base salary as of January 2003 that would be payable under the Plan if the Company precisely attained the threshold, target or maximum achievement of financial objectives of earnings per share and return on equity. If actual Company performance falls below a certain level, no payments are made.

Pension Plans

        The Company does not provide pension benefits for its employees, including executive officers.

Report of the Human Resources Committee on Executive Compensation

        Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

        The Human Resources Committee of the Board is the compensation committee of the Company. This Committee reviews and approves compensation plans for all corporate officers, including salaries, profit sharing awards and stock option grants.

        In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for shareholders while furthering the Company’s strategic goals. In doing so, the compensation programs reflect the following goals:

•	Align the interests of management with those of shareholders;
•	Provide fair and competitive compensation;
•	Integrate compensation with the Company’s business plans;
•	Reward both business and individual performance; and
•	Attract and retain key executives critical to the success of the Company.

        The Company’s executive compensation is primarily based on three components, each of which is intended to help achieve the overall compensation philosophy; these are base salary, quarterly incentive awards and long-term incentives.

        Base salary levels for the Company’s executive officers are set by the Committee and approved by the Board of Directors. In determining base salary levels and annual salary adjustments for executive officers, including the Chief Executive Officer (CEO), the Committee considers market compensation levels of similarly sized manufacturing companies as well as individual performance and contributions.

        The base salary of Mr. Hertzke as the CEO was $437,750 for the period from the beginning of fiscal 2003 until January 1, 2003 and $470,000 thereafter and in fiscal 2002 was $425,000 for the period from the beginning of fiscal 2002 until January 1, 2002 and $437,750 thereafter. The CEO participates in the quarterly incentive award program for officers and other key management personnel described below. The Committee has not found it practicable to, and has not attempted to, assign relative weights to the specific factors considered in determining the CEO’s compensation.

        The Company’s officers including the CEO are eligible for quarterly incentive awards under the Company’s Officers Incentive Compensation Plan for the Fiscal Period 2002-2003 (the “Incentive Compensation Plan” ). Under the Incentive Compensation Plan, the incentive awards are based upon financial performance of the Company, as established by the Board of Directors. The Compensation Plan is an annual program that provides for quarterly cumulative measurements of financial performance and an opportunity for quarterly incentive payments based on financial results measured against the management plan adopted by the Board of Directors (the “Management Plan” ).

        The financial performance measurements for the Incentive Compensation Plan are earnings per share (EPS) and return on equity (ROE) of the Company. The Board of Directors believes that these financial performance measurements provide an appropriate balance between quantity and quality of earnings. Stockholders’ equity at the start of the Company’s fiscal year is used as the base figure for the calculation of ROE. The Committee believes that the Incentive Compensation Plan provides an excellent link between the value created for shareholders and incentives paid to participants.

        Under the Incentive Compensation Plan, the amount of the participants’ incentive compensation for the quarter shall be in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against the base salary bonus (Target) for each participant as determined by the Board of Directors prior to the commencement of the fiscal year.

        The Incentive Compensation Plan provides for a cash bonus (Target) of 60% of base salary, at 100% achievement of the financial objectives of EPS and ROE for participating officers, except the CEO. The Incentive Compensation Plan provides for a cash bonus (Target) of 105% of base salary, at 100% achievement of the financial objectives of EPS and ROE for the CEO. Fifty percent (50%) of the quarterly calculated incentive is paid within 45 days after the close of each quarter. The remaining fifty percent (50%) of the quarterly calculated incentive is held back and carried forward into the next quarter on a cumulative basis. At the end of the fourth fiscal quarter (fiscal year end), a final year-end accounting is made prior to the payment of any remaining incentive holdback for the year. Fifty percent (50%) of a participant’s cash incentive compensation earned for the year, as described above, is matched annually. The annual supplement ary cash payment is paid as soon as practical after the final fiscal year-end compensation accounting and payment of any remaining incentive compensation holdback for the fiscal year.

        The Committee reserves the right to modify the Financial Factor used in determining the incentive compensation by plus or minus 20% based upon strategic organizational priorities. Strategic performance is measured only at the end of the fiscal year. Strategic measurements may focus on one or more of the following strategic factors, but are not limited to those stated.

• Revenue Growth	• Customer Satisfaction
• Market Share	• Inventory Management
• Product Quality	• Technical Innovation
• Product Introductions	• Ethical Business Practices

        In the event of a “Change in Control” (as defined in the Incentive Compensation Plan) participants are entitled to receive awards (including the annual supplementary cash match payment described above) within 15 days of the Effective Date (as defined in the Incentive Compensation Plan) based on the Committee’s estimate of the Company’s financial performance through the end of the fiscal year in which such Change in Control occurs.

        Financial performance of less than 80% of the Management Plan for both EPS and ROE results in no bonus and the maximum bonus will be paid at attainment of 125% of the Management Plan for both elements.

        As provided by the Incentive Compensation Plan, the Committee has the discretion and authority to make any and all determinations necessary or advisable for administration of the Incentive Compensation Plan.

        Mr. Hertzke received $321,682 in cash in fiscal 2003 and $910,121 in cash in fiscal 2002 pursuant to the Incentive Compensation Plan. In addition, Mr. Hertzke was awarded discretionary bonuses of $100,000 in fiscal 2003 and $100,000 in fiscal 2002 in restricted Common Stock based on the Committee’s positive assessment of his performance and contributions as CEO.

        The Company’s officers (including the CEO) are eligible for annual incentive awards under the Company’s Officers Long-Term Incentive Plan (the “Long-Term Incentive Plan” ). The purpose of the Long-Term Incentive Plan is to promote the long-term growth and profitability of the Company and to attract and retain officers by providing the officers of the Company an opportunity for an incentive award consisting of cash compensation based on the achievement of long-term performance results as measured at the end of a three year fiscal period.

        The awards under the Long-Term Incentive Plan are based upon the Company’s financial performance as measured against the three year management plan approved by the Board of Directors. The financial performance measurements for the Long-Term Incentive Plan are EPS and ROE of the Company. Stockholders’ equity at the start of the Company’s first fiscal year of the applicable plan period is used as the base figure for the calculation of ROE.

        Under the Long-Term Incentive Plan, the amount of the participants’ long-term incentive award for the three year fiscal period is in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against award targets for each participant determined by the Board of Directors prior to the commencement of the three fiscal year period. The Company’s financial results for the three fiscal year period are used in determining the Financial Factor to be used for that plan period when calculating the participants long-term incentive awards.

        The long-term incentive for the officers provides for an opportunity of 25% of the annualized base salary (Target) to be awarded in cash at 100% achievement of the financial long-term objectives of EPS and ROE. The annualized base salary figure used is the salary in place for each participant as of January 2003. The resultant cash award (at 100% of the three fiscal year management plan) will be adjusted up or down as determined by actual financial performance expressed as a percentage (Financial Factor) at the end of the three fiscal year period.

        In the event of a “Change in Control” (as defined in the Long-Term Incentive Plan) participants are entitled to receive awards within 15 days of the Effective Date (as defined in the Long-Term Incentive Plan) based on the Committee’s estimate of the Company’s financial performance through the end of the Long-Term Incentive Plan three fiscal year period in which such Change in Control occurs.

        A participant must be employed by the Company at the end of the three fiscal year period to be eligible for any long-term incentive award except for a Change in Control as described above or as waived by the Committee for normal retirement and disability.

        Mr. Hertzke received $539,698 in cash in fiscal 2003 and $165,060 in fiscal 2002 in restricted Common Stock pursuant to the Long-Term Incentive Plans for the three-year fiscal periods ended August 30, 2003 and August 31, 2002, respectively. These Long-Term Incentive Plans provided for incentive awards consisting of stock grants made in restricted shares of the Company’s Common Stock, or at the election of a participating officer, in cash. The Board of Directors amended the Long-Term Incentive Plans three-year fiscal periods 2002, 2003 and 2004, 2003, 2004 and 2005 and 2004, 2005 and 2006 to provide that all awards payable under such Plans shall be made in cash.

        Other long-term incentives, provided through grants of stock options to the named executives and others, are intended to retain and motivate executives to seek to improve long-term stock market performance. Stock options are granted at the prevailing market price and will only have value if the

Company’s stock price increases. No option is exercisable until six months after the date such option is granted. Thereafter, options are exercisable during the period thereof at such time or times and in such amount or amounts as determined by the Committee. No option may be exercised more than ten years from the date of its grant. Executives must be employed by the Company at the time of vesting in order to exercise options. The Committee awarded Mr. Hertzke stock options for 30,000 shares of the Company’s Common Stock in both fiscal 2003 and fiscal 2002 under the 1997 Stock Option Plan.

        Since all options are granted at the then-current market price, the value of an option bears a direct relationship to the Company’s stock price and is an effective incentive for executives to create value for shareholders. The Committee, therefore, views stock options as an important component of its long-term performance-based compensation philosophy, but does not believe that granting options every year is necessary to achieve such goals.

        No member of the Human Resources Committee is a current or former officer or employee of the Company or any of its subsidiaries.

Gerald C. Kitch      Richard C. Scott      Frederick M. Zimmerman

Members of the Human Resources Committee
of the Board of Directors

PERFORMANCE GRAPH

        The following graph compares the five-year cumulative total shareholder return (including reinvestment of dividends) of the Company with the cumulative total return on the Standard & Poor’s 500 Index and a peer group.(1) It is assumed in the graph that $100 was invested in the Company’s Common Stock, in the stock of the companies in the Standard & Poor’s 500 Index and in the stocks of the peer group companies on August 28, 1998 and that all dividends received within a quarter were reinvested in that quarter. In accordance with the guidelines of the SEC, the shareholder return for each entity in the peer group index have been weighted on the basis of market capitalization as of each annual measurement date set forth in the graph.

Comparison of 5 Year Cumulative Total Return

Winnebago Industries Inc
S&P 500 Index
Peer Group
500
450
400
350
300
250
200
150
100
50
0
8/28/98
8/27/99
8/26/2000
8/25/2001
8/30/2002
8/30/2003

Company Name/Index	8/28/98	8/27/99	8/26/00	8/25/01	8/30/02	8/30/03

Winnebago Industries, Inc.	100.00	219.86	118.24	261.87	358.74	464.72
S&P 500 Index	100.00	139.83	162.64	122.98	100.85	113.02
Peer Group1	100.00	96.94	64.54	82.16	86.47	121.88

(1)	The peer group companies, consisting of Coachmen Industries, Inc., Fleetwood Enterprises, Inc., Monaco Coach Corporation, National R.V. Holdings, Inc. and Thor Industries, Inc., were selected by the Company on the basis of the similarity of their business to that of the Company.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement in whole or in part, the following report and the Audit Committee Charter attached hereto as Appendix A shall not be deemed to be incorporated by reference into any such filings.

        The Audit Committee hereby reports as follows:

        1.  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 30, 2003 (the “Audited Financial Statements” ) with Winnebago Industries, Inc.’s management.

        2.  The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as in effect on the date of this Proxy Statement.

        3.  The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as in effect on the date of this Proxy Statement, and has discussed with Deloitte & Touche LLP its independence.

        4.  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of Winnebago Industries, Inc., and the Board has approved, that the Audited Financial Statements be included in Winnebago Industries, Inc.’s Annual Report on Form 10-K for the fiscal year ended August 30, 2003, for filing with the Securities and Exchange Commission.

        A copy of the Audit Committee Charter, as last updated as of November 12, 2003, is attached to this Proxy Statement as Appendix A.

THE AUDIT COMMITTEE:

Joseph W. England (Chair)

Jerry N. Currie

Frederick M. Zimmerman

PRINCIPAL ACCOUNTING FEES AND SERVICES

        The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the fiscal year ended August 30, 2003, and fees billed for other services rendered by Deloitte & Touche LLP during that period.

Audit fees(1)	$ 244,500
Audit related fees(2)	77,737
Tax fees(3)	43,700
All other fees	—
Total	$ 365,937

(1)	Audit Fees represent fees for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements.
(2)	Audit-Related Fees represent fees for the benefit plan audit and accounting consulting matters.
(3)	Tax Fees represent fees for professional services related to tax compliance and tax planning.

        The Audit Committee considered whether the provision of tax, actuarial and benefit plan services by Deloitte & Touche LLP, to the Company is compatible with maintaining the independence of Deloitte & Touche and concluded that the independence of Deloitte & Touche is not compromised by the provision of such services.

CHANGE IN CONTROL ARRANGEMENTS

        During fiscal 2001, the Board of Directors approved Executive Change of Control Agreements (the “Agreements” ) for each of the named executive officers in the “Summary Compensation Table” as well as certain other executive officers. The purpose of the Agreements is to reinforce and encourage such executives to maintain objectivity and a high level of attention to their duties without distraction from the possibility of a change of control of the Company. These Agreements provide that in the event of a “Change of Control” of the Company, as that term is defined in the Agreements and summarized below, each such executive (provided such Change of Control occurs when the executive is in the employ of the Company) would receive, in the event he ceases to be employed by the Company within three years following a Change of Control of the Company (for a reason other than death, disability, willful mi sconduct, normal retirement or under certain circumstances a voluntary termination of employment by the executive), a lump sum equal to three times the average of the aggregate annual compensation paid to the executive during the three fiscal years preceding the Change of Control.

        In addition, under the Agreements, if an executive’s employment is terminated (other than as described above) within three years following a Change of Control (provided the Change of Control occurs when the executive is in the employ of the Company) the executive would be entitled to (i) life, dental, vision, long term disability and health insurance benefits for three years following such “Change of Control” (provided that in the case of the dental, vision and health insurance benefits, such benefits shall be extended to the time the executive reaches age 65), (ii) transfer of title to the company car, if any, then utilized by such executive to such executive, (iii) continued coverage, at the Company’s expense, in the Executive Split Dollar Life Insurance Program, under certain circumstances until the later of the time the executive reaches age 55 or three years following the executive’s termination, (iv) immediate vesting under the Company’s Deferred Compensation and Deferred Bonus Plans and immediate vesting of all stock options and rights, (v) purchase by the Company, at the option of the executive, of any restricted stock then owned by the executive at the fair market value thereof and (vi) a cash payment of the amount necessary to ensure that the payments or value of the benefits listed in this paragraph and the immediately preceding paragraph are not subject to net reduction due to the imposition of federal excise taxes.

        Under the Agreements, a “Change of Control” occurs when (i) any person or other entity (except for the Company and certain Hanson family members or certain related persons or entities to the Company or such Hanson family members) acquires 20% or more of the outstanding stock of the Company or (ii) individuals who shall qualify as Continuing Directors (as defined below) shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that in the case of either clause (i) or (ii) a Change of Control shall not be deemed to have occurred if the event shall have been approved prior to the occurrence thereof by a majority of the Continuing Directors who shall then be members of such Board of Directors. “Continuing Director” means (i) any member of the Company’s Board of Directors, while such person is a member of the Board, who is not an affiliate or associate of any person or group described in clause (i) of the preceding sentence (an “acquiring person” ) or of any such acquiring person’s affiliate or associate and was a member of the Board prior to the time when such acquiring person shall have become an acquiring person, and (ii) any successor of a Continuing Director, while such successor is a member of the Board, who is not an acquiring person or any affiliate or associate of any acquiring person or a representative or nominee of an acquiring person or of any affiliate or associate of such acquiring person and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

CERTAIN TRANSACTIONS WITH MANAGEMENT

        The Company maintains normal banking relations on customary terms with Manufacturer’s Bank & Trust Company, Forest City and Crystal Lake, Iowa. Manufacturer’s Bank & Trust Company is a wholly owned subsidiary of MBT Corp. Mr. John V. Hanson owns approximately 33 1/3 percent of record and beneficially of MBT Corp.’s outstanding stock. Mr. John V. Hanson is also a director of the Bank and MBT Corp. In addition, Mary Jo Boman, the wife of Gerald E. Boman, owns approximately 33 1/3 percent of record and beneficially of MBT Corp.’s outstanding stock and is a director of the Bank and MBT Corp.

        In October 2003, pursuant to an authorization of the Board of Directors, the Company repurchased 1,450,000 shares of its common stock from Hanson Capital Partners, LLC (“HCP” ). HCP is a Delaware limited liability company whose members are the Luise V. Hanson Qualified Terminable Interest Property Marital Deduction Trust (the “QTIP Trust” ), which has a 34.9 percent membership interest in HCP, the Luise V. Hanson Revocable Trust, dated September 22, 1984 (the “Revocable Trust” ), which has a 64.4 percent membership interest in HCP, the John V. Hanson Family Trust, which has a .2% membership interest in HCP, the Paul D. Hanson Family Trust, which has a .2% membership interest in HCP and the Mary Joan Boman Family Trust, which has a .2% membership interest in HCP. John V. Hanson, a director of the Company, Mary Jo Boman, the wife of Gerald E. Boman, a director of the company, Paul D. Hanson and Bessemer Trust Company, N.A. act as co-trustees under the QTIP Trust and the Revocable Trust. The shares were repurchased for an aggregate purchase price of $63,979,075 ($44.1235 per share), plus interest in the approximate amount of $80,000. The agreement to repurchase the shares provided that the purchase price per share is at a 15 percent discount to the closing price on the New York Stock Exchange of $51.91 on October 17, 2003. The Company will utilize its cash on hand and cash becoming available from maturing fixed income securities to pay the purchase price of the stock in two installments (with the final installment to be paid in November 2003) with interest at the rate of two percent per annum on the outstanding balance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act” ) requires the Company’s officers and directors and persons who own more than ten percent of the Company’s Common Stock (collectively “Reporting Persons” ) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC” ) and the New York Stock Exchange. Reporting Persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received or written representations from certain Reporting Persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 2003, all the Reporting Persons complied with all applicable filing requirements, with the exception of Gerald Boman, who filed one la te report reporting four transactions; Mary Joan Boman, who filed one late report reporting one transaction; Messrs. England, Kitch, Scott and Zimmerman who each filed one late report reporting one transaction; and Messrs. Barker, Beebe, Gossett, Hertzke, Hrubes, Olson and Soczek who each filed one late report reporting two transactions.

ITEM 2
PROPOSAL TO APPROVE WINNEBAGO INDUSTRIES, INC.'S
2004 INCENTIVE COMPENSATION PLAN

        On October 15, 2003, the Board and the independent Human Resources Committee of the Board (the “Committee” ) approved the Winnebago Industries, Inc. 2004 Incentive Compensation Plan (the “Plan” ) and its submission to the shareholders for their approval. The Company has elected to propose this Plan at this time in order to:

•	present shareholders with the opportunity to assess and approve all forms of incentive compensation provided by the Company;

•	obtain the requisite shareholder approval in order to deduct certain performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code” ); and
•	streamline the former incentive compensation procedures and develop an incentive compensation strategy for the Company.

        The purposes of the Plan are to align the interests of the Company’s key employees and non-employee directors to the interests of the Company’s shareholders while rewarding outstanding contributions to the success and profitability of the Company. The Plan will also strengthen the Company’s ability to attract and retain talented employees and non-employee directors.

        The Plan is intended to provide the Company the means by which to grant annual incentive compensation (i.e., bonuses) as well as long-term incentive compensation to its employees. The types of awards that will be used for officers under the Plan are primarily performance-based cash and stock awards and stock options. It is the intent of the Board that long-term performance awards will be tied to total shareholder return over a three-year period relative to industry peers and short-term performance awards will be tied to annual financial and operating measures.

        The Plan also allows the Company to provide equity compensation to its non-employee directors. The Board intends to use its discretion under the Plan to continue awarding options for 10,000 shares upon a non-employee director’s first election to the Board, as well as annually awarding non-employee directors options for 2,000 shares. However, the Plan provides the Board with the flexibility to grant additional equity awards to non-employee directors if it determines that additional grants are appropriate.

        The Plan will replace, on a prospective basis, the Winnebago Industries, Inc. 1997 Stock Option Plan (the “Prior Plan” ). If the Plan is approved by the shareholders, no new grants will be made from the Prior Plan. Any awards previously granted under the Prior Plan shall continue to vest and/or be exercisable in accordance with their original terms and conditions.

Description of the 2004 Incentive Compensation Plan

        The following is a summary of the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan, which is attached to this proxy statement as Appendix B.

        Eligibility. Employees eligible to be considered for awards under the Plan are those employees who hold positions of responsibility and whose performance, in the judgment of the Human Resources Committee or such other independent Committee of the Board as is designated by the Board to administer the Plan (the “Committee” ), can have a significant effect on the success of the Company. All non-employee directors are also eligible to be considered for awards under the Plan. As of November 10, 2003, there were nine executive officers, approximately 60 other employees and seven non-employee directors who would be eligible to participate in the 2004 Incentive Compensation Plan.

        Shares Available for Awards. No more than 2,000,000 shares of common stock may be issued under the Plan (representing approximately 11.8% of the common stock outstanding at November 10, 2003). No more than 1,000,000 of these shares may be used for awards other than stock options or stock appreciation rights. The closing price per share of common stock on November 10, 2003, was $54.39.

        Shares subject to awards that are forfeited, terminated, expire unexercised, settled in cash, exchanged for other awards, tendered to satisfy the purchase price of an award, withheld to satisfy tax obligations or otherwise lapse again become available for awards. Shares delivered in settlement, assumption, or substitution of awards granted by another entity as a result of an acquisition do not reduce the number of shares available under the Plan.

        The Board may make appropriate adjustments in the number of shares available under the Plan to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares or other similar event.

        Administration. The Human Resources Committee has been designated by the Board to administer all employee awards under the Plan. The Committee has the discretion to determine the employees who will be granted awards, the size and types of such awards, and the terms and conditions of such awards, subject to certain limitations set forth in the Plan. In addition, with respect to employee awards, the Committee has full and final authority to interpret the Plan and may, from time to time, adopt rules and regulations in order to carry out the terms of the Plan.

        The Committee may delegate to the chief executive officer and other executive officers its administrative duties under the Plan.

        The Board will administer all non-employee director awards under the Plan and will have the same powers, duties, and authority with respect to director awards as the Committee retains with respect to employee awards.

        Employee Awards. At the discretion of the Committee, employees may be granted awards under the Plan in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Cash Awards, or Performance Awards, as described below. Such awards may be granted singly, in combination, or in tandem.

        Stock Options. The Plan provides for the granting of incentive stock options, which are intended to meet the requirements of Section 422 of the Code, and non-qualified stock options (collectively, “Stock Options” ) to employees and non-qualified stock options to directors.

        A stock option is a right to purchase a specified number of shares of common stock at a specified grant price. All Stock Options granted under the Plan must have an exercise price per share that is not less than the Fair Market Value (as defined in the Plan) of the common stock on the date of grant and a term of no more than ten years. The grant price, number of shares, terms and conditions of exercise, whether an option will qualify as an incentive stock option under the Code or a non-qualified stock option, and other terms of a Stock Option grant will be fixed by the Committee as of the grant date. However, Stock Options may not include provisions that “reload” the option upon exercise, and Stock Options may not be repriced, including by means of a substitute award.

        The exercise price of any Stock Option must be paid in full at the time the Stock Option is exercised in cash or, if permitted by the Committee and elected by the participant, by means of tendering previously owned shares of common stock.

        Stock Appreciation Rights. The Plan provides for the granting of stock appreciation rights (“Stock Appreciation Rights” or “SARs” ) to employees. A SAR is a right to receive a payment, in cash or common stock, equal to the excess of the Fair Market Value of a specified number of shares of common stock over a specified grant price. A SAR may be granted to the holder of a Stock Option with respect to all or a portion of the shares of common stock subject to such Stock Option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the Stock Option or the SAR, but not both.

        All SARs granted under the Plan must have an exercise price per share that is not less than the Fair Market Value of the common stock on the date of grant and a term of no more than ten years. The grant price, term, number of shares, terms and conditions of exercise, and other terms of a SAR grant will be fixed by the Committee as of the grant date.

        Stock Awards. The Plan also provides for the granting of stock awards (“Stock Awards” ) to employees that consist of grants of common stock or units denominated in common stock. The terms, conditions and limitations applicable to any Stock Award will be decided by the Committee. However, any Stock Award that is not a Performance Award (defined below) must have a minimum restriction period of three years from the date of grant, except that (i) Stock Awards granted in lieu of salary or bonus are not subject to such three-year requirement and (ii) the Committee may provide for earlier vesting upon a termination due to death, disability, or retirement. At the discretion of the Committee, the terms of a Stock Award may include rights to receive dividends or dividend equivalents.

        Cash Awards. The Plan also provides for the granting of cash awards (“Cash Awards” ) to employees. The terms, conditions and limitations applicable to any Cash Award will be decided by the Committee.

        Performance Awards. At the discretion of the Committee, any of the above-described employee awards may be made in the form of a performance award (“Performance Award” ). A Performance Award is an award that is subject to the attainment of one or more performance goals.

        The terms, conditions and limitations applicable to any Performance Award will be decided by the Committee. However, any Performance Award must have a minimum restriction period of one year from the date of grant, except that the Committee may provide for earlier vesting upon a termination due to death, disability, or retirement.

        At the discretion of the Committee, certain Performance Awards granted under the Plan will be intended to qualify as performance-based compensation under Section 162(m) of the Code (“Qualified Performance Awards” ). Section 162(m) generally disallows deductions for compensation in excess of $1,000,000 for some executive officers unless the compensation qualifies as performance-based compensation. The Plan contains provisions consistent with the Section 162(m) requirements for performance-based compensation.

        For Qualified Performance Awards, the Committee may base a performance goal on one or more of the following business criteria that may be applied to the employee or the Company as a whole:

•	stock price measures (including but not limited to growth measures and total shareholder return);
•	earnings per share (actual or targeted growth);
•	earnings before interest, taxes, depreciation, and amortization;
•	economic value added;
•	net income measures (including but not limited to income after capital costs and income before or after taxes);
•	operating income;
•	cash flow measures;
•	return measures (including but not limited to return on assets and return on equity);
•	market share;
•	product quality measures;
•	succession planning;
•	margins; and
•	corporate values measures (including but not limited to ethics compliance, environmental, and safety).

        Goals may also be based on performance relative to a peer group of companies or a published index.

        Employee Award Limitations. Under the Plan, no employee may be granted during any fiscal year:

•	Stock Options or Stock Appreciation Rights (including Stock Options and Stock Appreciation Rights that are granted as Performance Awards) that are exercisable for more than 100,000 shares of common stock;
•	Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 100,000 shares of common stock; or
•	Cash Awards (including Cash Awards that are granted as Performance Awards) having a value, as determined on the date of grant, in excess of $1,000,000.

        Non-employee Director Awards. At the discretion of the Board, non-employee directors may be granted awards under the Plan in the form of Stock Awards, non-qualified Stock Options or Performance Awards, as each is described in the Employee Awards section above. Director Awards may be granted singly, in combination, or in tandem. The terms, conditions and limitations applicable to Director Awards will be decided by the Board. However, Director Awards may not be sold, transferred, or otherwise disposed of during the non-employee director’s service on the Board. Each non-employee directors may not be granted Stock Awards covering or relating to more than 5,000 shares of common stock during any fiscal year or non-qualified Stock Options for more than 10,000 shares of common stock during any fiscal year.

        Change in Control. The Plan provides that Stock Options, SARs, Stock Awards, and Performance Awards (other than cash-based Performance Awards) will be immediately vested and fully exercisable upon the occurrence of a Change in Control (as such is defined in the Plan) unless otherwise specified in the terms of the award. At that time, any such Performance Awards will vest at the target level.

        Deferred Payment. At the discretion of the Committee or the Board, as appropriate, amounts payable in respect of awards granted under the Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

        Amendment, Modification, and Termination. The Committee may amend, modify, suspend, or terminate the Plan, with the exception of paragraph 9 of the Plan which pertains to Directors Awards, at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. The Board may amend, modify, suspend, or terminate paragraph 9 of the Plan, which pertains to Director Awards, at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment shall be effective prior to its approval by the shareholders to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the stock of the Company is listed. Furthermore, without the prior approval of the Company’s shareholders, Stock Options issued under the Plan will not be repriced, replaced, or regranted thr ough cancellation or by decreasing the exercise price of a previously granted Stock Option. No Awards may be made under the Plan after January 1, 2014.

Federal Income Tax Consequences

        The following is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This discussion is not to be construed as tax advice.

        Stock Awards. Federal income tax consequences with respect to Stock Awards depend on the facts and circumstances of each award, and, in particular, the nature of any restrictions imposed with respect to the award. In general, if the stock which is the subject of a Stock Award is actually issued to a participant but is subject to a “substantial risk of forfeiture” (e.g., if rights to ownership of the stock are conditioned upon the future performance of substantial services by the participant), a taxable event occurs only when the risk of forfeiture ceases. When the substantial risk of forfeiture ceases, the participant will realize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk of forfeiture terminates over the participant’s cost for such stock (if any), and the same amount is then deductible by the Company as compensation. If the restrictions with resp ect to the Stock Award, by their nature, do not subject the participant to a “substantial risk of forfeiture” of the stock, then the participant will realize ordinary income at the time of grant to the extent of the excess of the fair market value of the stock over the participant’s cost (if any). The same amount is then deductible by the Company. If no stock is actually issued to the participant at the time the Stock Award is granted, the participant will realize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost (if any). The same amount is then deductible by the Company. The Company’s deductions for compensation paid under the Plan are in all cases subject to the requirement of reasonableness. The Company does not permit participants to make an election under Section 83(b) of the Code to accelerate taxat ion with respect to Stock Awards granted under the Plan.

        Stock Options and Stock Appreciation Rights. Some of the Stock Options issuable under the Plan may constitute incentive stock options within the meaning of Section 422 of the Code, while other options granted under the Plan may be non-qualified stock options. The Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. No deduction is available to the Company upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires). Except with respect to death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee’s termination of employment (other than upon death or disability) cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead.

        In contrast, upon the exercise of a non-qualified stock option, the optionee recognizes ordinary taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company is entitled to a deduction in an amount equal to the income recognized by the optionee. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified stock option will be treated generally as capital gain or loss.

        The amount of any cash or the fair market value of any stock received by the holder upon the exercise of stock appreciation rights under the Plan will be subject to ordinary income tax in the year of receipt, and the Company will be entitled to a deduction for such amount.

        Cash Awards. The recipient of a Cash Award will recognize ordinary compensation income at the time the payment is received. The Company will normally be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by such recipient.

        General. A participant’s tax basis in shares purchased or awarded under the Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant in connection with the transfer of the shares. The participant’s holding period for the shares begins immediately after ordinary income is recognized with respect to the transfer of the shares. If a participant sells shares, any difference between the amount realized in the sale and the participant’s tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on the participant’s holding period for the shares.

        Tax Deductibility Cap. Section 162(m) of the Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by the Company for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The Committee currently intends to structure grants and awards made under the Plan to “covered employees” as performance-based compensation that is exempt from Section 162(m). However, the Committee may award non-deductible compensation when such grants are in the best interest of the Company, balancing tax efficiency with long-term strategic objectives.

YOUR BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE APPROVAL OF THE
2004 INCENTIVE COMPENSATION PLAN (ITEM 2)

Equity Compensation Plan Information

        The following table provides information as of August 30, 2003 with respect to shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plan.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by shareholders	625,369	(1)	$ 22.789	667,400	(2)

Equity compensation plans not approved by shareholders(3)	26,929	(4)	N/A	N/A	(5)

Total	652,298		$ 16.82	667,400

(1)	This number represents stock options granted under the 1997 Stock Option Plan, which was approved by the shareholders of the Company on December 17, 1997. The table does not include information for the Company’s 1987 stock option plan which expired in fiscal 1997 and the Company’s outside directors option plan which was terminated in fiscal 1998. There were options for 15,000 shares outstanding under each of these two plans at August 30, 2003.
(2)	This number represents stock options available for grant under the 1997 Stock Option Plan as of August 30, 2003. In addition, shares related to grants that are forfeited, terminated, cancelled, expire unexercised, or settled in such manner that all or some of the shares are not issued to a participant shall immediately become available for issuance. Effective January 1, 2004, but subject to the approval of the 2004 Incentive Compensation Plan by shareholders, no new awards will be made under the 1997 Stock Option Plan.
(3)	The sole equity compensation plan of the Company not previously submitted to the Company’s shareholders for approval is the Directors’ Deferred Compensation Plan. For a description of the key provisions of this plan, see the discussion under “Board of Directors and Committees of the Board.” The Company’s Fiscal 2004 Incentive Compensation Plan and the Long-Term Incentive Plans fiscal three-year period 2002, 2003 and 2004, fiscal three-year period 2003, 2004 and 2005 and fiscal three-year period 2004, 2005 and 2006 were amended by the Board in October 2003 to provide that all awards payable under such Plans be made solely in cash.
(4)	Represents shares of common stock underlying stock units, payable on a one-for-one basis, credited to stock unit accounts as of August 30, 2003 under the Directors’ Deferred Compensation Plan.
(5)	The table does not reflect a specific number of stock units which may be distributed pursuant to the Director’s Deferred Compensation Plan. The Director’s Deferred Compensation Plan does not limit the number of stock units issuable thereunder. The number of stock units to be distributed pursuant to the Directors’ Deferred Compensation Plan will be based on the amount of directors’ compensation deferred and the per share price of the Company’s common stock at the time of deferral.

2005 SHAREHOLDER PROPOSALS

        If a shareholder intends to present a proposal at the Company’s January 2005 Annual Meeting of Shareholders and desires that the proposal be included in the Company’s proxy statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at the Company’s principal executive offices no later than July 27, 2004.

        The Company’s bylaws require that in order to nominate persons to the Company’s Board of Directors, a shareholder must provide advance written notice to the secretary of the Company, which notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 90 days nor more than 120 days before the anniversary of the preceding year’s annual meeting of shareholders. The Company’s bylaws also require that in order to present a proposal for action by shareholders at an annual meeting of shareholders, a shareholder must provide advance written notice to the secretary of the Company, which notice must contain detailed information specified in the Company’s bylaws. This notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 90 days nor more than 120 days before the anniversary of the preceding year’s annual meeting of shareholders. As to any proposal that a shareholder intends to present to shareholders without inclusion in the Company’s proxy statement for the Company’s January 2005 Annual Meeting of Shareholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal by advising shareholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

GENERAL

        Deloitte & Touche LLP has been selected as the Company’s accountants for the current fiscal year upon the recommendation of the Audit Committee. Deloitte & Touche LLP have been the Company’s accountants for 18 years. Representatives of that firm are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

        The cost of this proxy solicitation will be borne by the Company. Solicitation will be made primarily through the use of the mail, but officers, directors or regular employees of the Company may solicit proxies personally or by telephone or telegraph without additional remuneration for such activity. In addition, the Company will reimburse brokerage houses and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

        A copy of the Company’s Annual Report for the fiscal year ended August 30, 2003, which includes audited financial statements, has accompanied this proxy statement. The financial statements contained therein are not deemed material to the exercise of prudent judgment in regard to any matter to be acted upon at the Annual Meeting and, therefore, such financial statements are not incorporated in this Proxy Statement by reference.

        As of the date of this Proxy Statement, management knows of no other matters to be brought before the Annual Meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

By Order of the Board of Directors

RAYMOND M. BEEBE
Secretary

November 24, 2003

Appendix A

WINNEBAGO INDUSTRIES, INC.
AUDIT COMMITTEE CHARTER

Purpose:

        The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and such other duties as directed by the Board. The Audit Committee is expected to maintain free and open communication (including separate private executive sessions at least annually) with the independent auditors, the internal auditors and the management of the Company. In discharging this oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full power to retain external auditors, outside counsel or other experts for this purpose. The Audit Committee shall review this Charter annually and recommend any proposed changes to the Board for approval.

Audit Committee Composition and Meetings:

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence requirements of the New York Stock Exchange and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. Each member of the Audit Committee shall be financially literate, as determined by the Board in accordance with the New York Stock Exchange Rules. At least one member of the Audit Committee shall (i) qualify as a “financial expert” within the meaning of the rules of the Securities and Exchange Commission and (ii) have “accounting or related financial management expertise” within the meaning of the rules of the New York Stock Exchange. Audit Committee members shall not simultaneously serve on the audit committees of more than three public companies. Directors’ fees (including fees for attend ance at meetings of committees of the Board) are the only compensation that an Audit Committee member may receive from the Company.

        Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may, subject to the provisions of the preceding paragraph, designate a Chair by majority vote of the Audit Committee membership.

        The Audit Committee shall meet at least four times annually (in the absence of unusual circumstances), or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Audit Committee shall report its activities to the Board of Directors on a regular basis and make such recommendations as the Audit Committee may deem necessary or appropriate.

Audit Committee Responsibilities and Duties:

        The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors employed by the Company (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee. The Audit Committee shall have the sole authority to appoint or replace the independent auditors that audit the financial statements of the Company. The Audit Committee shall have the ultimate authority and responsibility to evaluate the qualifications, performance and independence of the independent auditors. In the process, the Audit Committee will (i) discuss and consider the auditors’ written affirmation that the auditors are in fact independent, (ii) discuss the nature and rigor of the audit process, receive and revie w all reports and (iii) provide to the independent auditors full access to the Audit Committee (and the Board) to report on any and all appropriate matters. The evaluation of the independent auditors shall include a review and evaluation of the lead partner of the independent auditors, taking into account the opinions of management and the Company’s internal auditors.

        Obtain and review a report from the independent auditors at least annually regarding (i) the independent auditors’ internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditors and the Company.

        Review the independent auditors’ audit plan – discuss scope, staffing, budget, locations, reliance upon management, and internal audit and general audit approach. Approve the fees and other significant compensation to be paid to the independent auditors as well as approve all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee.

        Review the Company’s annual audited financial statements prior to filing or distribution, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. Advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices; and obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934, as amended.

        Review reports from the independent auditors on (i) the Company’s critical accounting policies and practices, (ii) all alternative treatments of financial information permitted under GAAP that have been discussed with management, the ramifications of the use of such treatments and the treatment preferred by the independent auditors, and (iii) all other material written communications between the auditing firm and management.

        Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Review and discuss with financial management earnings press releases, and discuss financial information and earnings guidance, if any, provided to analysts and rating agencies. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61.

        In consultation with management and the independent auditors, consider the adequacy and effectiveness of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review with the independent auditors significant findings prepared by the independent auditors together with any audit problems or difficulties and management’s responses. The review shall include the resolution of any significant problems and material disputes between management and the independent auditors and a discussion with the independent auditors out of management’s presence of the quality of the Company’s accounting principles as applied in its financial reporting, the clarity of the Company’s financial disclosures and a discussion of other significant decisions made by management in preparing the financial disclosure s.

        Obtain and review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

        Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

        Meet at least annually with the Chief Financial Officer, the internal auditors and the independent auditors in separate executive sessions.

        Receive periodic reports from the independent auditors regarding the auditors’ independence, discuss such reports with the auditors, and, if so determined by the Audit Committee, take appropriate action to satisfy itself of the independence of the auditors.

        Review the Company’s policies and practices related to compliance with the law, the Company’s Code of Ethical Conduct, and conflicts of interest, to be satisfied that such policies are adequate and adhered to by the Company and its executive officers and directors.

        Maintain and review annually procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        Set clear hiring policies for employees or former employees of the independent auditors.

        Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

        Annually conduct a self-evaluation of the Audit Committee.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee’s function is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and, along with the internal auditors, for developing and maintaining systems of internal accounting and financial controls, while the independent auditors will assist the Audit Committee and the Board in fulfilling their responsibilities for their review of these financial statements and internal controls. The Audit Committee expects the independent auditors to call to its attention any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Audit Committee recognizes that the financial management and the internal and independent auditors have more knowledge and information about the Company than do Audit Comm ittee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee does not provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the independent auditors’ work.

Appendix B

WINNEBAGO INDUSTRIES, INC.
2004 INCENTIVE COMPENSATION PLAN

        1.  Plan. The Winnebago Industries, Inc. 2004 Incentive Compensation Plan (the “Plan” ) was adopted by Winnebago Industries, Inc. (the “Company” ) to reward certain key Employees of the Company and its Affiliates and Non-employee Directors of the Company by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company.

        2.  Objectives. The purpose of this Winnebago Industries, Inc. 2004 Incentive Compensation Plan is to further the interests of the Company and its shareholders by providing incentives in the form of Awards to key Employees and Non-employee Directors who can contribute materially to the success and profitability of the Company and its Affiliates. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Affiliates to attract and retain such Employees and Non-employee Directors.

        3.  Definitions. As used herein, the terms set forth below shall have the following respective meanings unless otherwise expressly provided herein:

        “Administrator” means (i) with respect to Employee Awards, the Committee, and (ii) with respect to Director Awards, the Board.

        “Affiliate” means a Subsidiary or Joint Venture.

        “Authorized Officer” means the Chief Executive Officer of the Company (or any other senior officer of the Company to whom the Chief Executive Officer shall delegate the authority to execute any Award Agreement, where applicable).

        “Award” means an Employee Award or a Director Award.

        “Award Agreement” means any Employee Award Agreement or Director Award Agreement.

        “Board” means the Board of Directors of the Company.

        “Cash Award” means an award denominated in cash.

        “Change in Control,” unless otherwise defined by the Committee, means the time when (i) any Person becomes an Acquiring Person, or (ii) individuals who shall qualify as Continuing Directors of the Company shall have ceased for any reason to constitute at least a majority of the Board of Directors of the Company, provided, however, that in the case of either clause (i) or (ii) a Change of Control shall not be deemed to have occurred if the event shall have been approved prior to the occurrence thereof by a majority of the Continuing Directors who shall then be members of such Board of Directors, and in the case of clause (i) a Change of Control shall not be deemed to have occurred upon the acquisition of stock of the Company by a pension, profit-sharing, stock bonus, employee stock ownership plan or other retirement plan intended to be qualified under Section 401(a) of th e Code established by the Company or any subsidiary of the Company. (In addition, stock held by such a plan shall not be treated as outstanding in determining ownership percentages for purposes of this definition.)

        For the purpose of the definition “Change of Control” only:

        (a)  “Continuing Director” means (i) any member of the Board of Directors of the Company, which such person is a member of the Board, who is not an Affiliate or Associate of any Acquiring Person or of any such Acquiring Person’s Affiliate or Associate and was a member of the Board prior to the time when such Acquiring Person shall have become an Acquiring Person, and (ii) any successor of a Continuing Director, while such successor is a member of the Board, who is not an Acquiring Person or any Affiliate or Associate of any Acquiring Person or a representative or nominee of an Acquiring Person or of any affiliate or associate of such Acquiring Person and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

        (b)  “Acquiring Person” means any Person or any individual or group of Affiliates or Associates of such Person who acquires beneficial ownership, directly or indirectly, of 20 percent or more of the outstanding stock of the Company if such acquisition occurs in whole or in part, except that the term “Acquiring Person” shall not include a Hanson Family Member or an Affiliate or Associate of a Hanson Family Member. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of (x) an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the outstanding Common Stock then outstanding or (y) the acquisition by such Person of newly-issued Common Stock directly from the Company (it being under stood that a purchase from an underwriter or other intermediary is not directly from the Company); provided however, that if a Person shall become the beneficial owner of 20% or more of the Common Stock then outstanding by reason of share purchases by the Company or the receipt of newly-issued Common Stock directly from the Company and shall, after such share purchases or direct issuance by the Company, become the beneficial owner of any additional Common Stock of the Company, then such Person shall be deemed to be an “Acquiring Person”; provided further, however, that any transferee from such Person who becomes the beneficial owner of 20% or more of the Common Stock then outstanding shall nevertheless be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable (and in any event within ten business days after notification by the Company) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be an “Acquiring Person” for any purpose of this Plan.

        (c)  “Affiliate” means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

        (d)  “Associate” means (1) any corporate, partnership, limited liability company, entity or organization (other than the Company or a majority-owned subsidiary of the Company) of which such a Person is an officer, director, member, or partner or is, directly, or indirectly the beneficial owner of ten percent (10 percent) or more of the class of equity securities, (2) any trust or fund in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, (3) any relative or spouse of such person, or any relative of such spouse, or (4) any investment company for which such person or any Affiliate of such person serves as investment advisor.

        (e)  “Hanson Family Member” means John K. Hanson and Luise V. Hanson (and the executors or administrators of their estates), their lineal descendants (and the executors or administrators of their estates), the spouses of their lineal descendants (and the executors or administrators of their estate) and the John K. and Luise V. Hanson Foundation.

        (f)  “Person” means an individual, corporation, limited liability company, partnership, association, joint stock company, trust, unincorporated organization or government or political subdivision thereof.

        “Code” means the Internal Revenue Code of 1986, as amended from time to time.

        “Committee” means the Human Resources Committee of the Board or such other independent Committee of the Board as is designated by the Board to administer the Plan.

        “Common Stock” means Winnebago Industries, Inc. common stock, par value $.50 per share.

        “Company” means Winnebago Industries, Inc., an Iowa corporation, or any successor thereto.

        “Director Award” means any Stock Award, Non-qualified Stock Options or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is a Non-employee Director pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Board may establish in order to fulfill the objectives of the Plan.

        “Director Award Agreement” means a written agreement setting forth the terms, conditions and limitations applicable to a Director Award, to the extent the Board determines such agreement is necessary.

        “Disability” means the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

        “Dividend Equivalents” means, with respect to Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

        “Employee” means an employee of the Company or any of its Affiliates.

        “Employee Award” means any Option, SAR, Stock Award, Cash Award or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

        “Employee Award Agreement” means a written agreement setting forth the terms, conditions and limitations applicable to an Employee Award, to the extent the Committee determines such agreement is necessary.

        “Equity Award” means any Option, SAR, Stock Award, or Performance Award (other than a Performance Award denominated in cash) granted to a Participant under the Plan.

        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

        “Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if Common Stock is listed on a national securities exchange, the mean between the highest and lowest sales price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise, (B) if Common Stock is not so listed but is quoted on the NASDAQ National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the NASDAQ National Market on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the NASDAQ National Market at the time of exercise, (C) if Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the next succeeding date on which such quotations shall be available, as reported by the NASDAQ Stock Market, or, if not reported by the NASDAQ Stock Market, by the National Quotation Bureau Incorporated or (D) if Common Stock is not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (ii) if applicable, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer the Plan.

        “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

        “Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

        “Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

        “Joint Venture” means any joint venture or partnership in which the Company has at least 50% ownership, voting, capital or profit interests (in whatever form).

        “Non-employee Director” means an individual serving as a member of the Board who is not an Employee of the Company or any of its Affiliates.

        “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

        “Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which may be an Incentive Stock Option or a Non-qualified Stock Option.

        “Participant” means an Employee or Non-employee Director to whom an Award has been granted under this Plan.

        “Performance Award” means an Award made pursuant to this Plan that is subject to the attainment of one or more performance goals.

        “Performance Goal” means a standard established by the Committee to determine in whole or in part whether a Qualified Performance Award shall be earned.

        “Qualified Performance Award” means a Performance Award made to a Participant who is an Employee that is intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, as described in Section 8(v)(B) of the Plan.

        “Restricted Stock” means Common Stock that is restricted or subject to forfeiture provisions.

        “Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

        “Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.

        “Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock.

        “Stock Unit” means a unit equal to one share of Common Stock (as determined by the Committee) granted to either an Employee or a Non-employee Director.

        “Subsidiary” means any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation.

        4.  Eligibility.

        (a)  Employees. Employees eligible for the grant of Employee Awards under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Affiliates.

        (b)  Directors. Members of the Board eligible for the grant of Director Awards under this Plan are those who are Non-employee Directors.

        5.  Common Stock Available for Awards. Subject to the provisions of paragraph 17 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding (after giving effect to the grant of the Award in question) to exceed 2,000,000 shares. No more than 1,000,000 shares of Common Stock shall be available for Awards other than Options or SARs. The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan is satisfied by tendering shares of Common Stock to the Company by either actual delivery or by attestation, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. Shares of Common Stock delivered under the Plan in settlement, assum ption or substitution of outstanding awards or obligations to grant future awards under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or an Affiliate acquiring another entity or an interest in another entity. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

        6.  Administration. (a) This Plan shall be administered by the Committee except as otherwise provided herein.

        (b)  Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions applicable to an Employee Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Em ployee Awards) or an Employee Award or otherwise amend or modify an Employee Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee, with respect to Employee Awards, in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

        (c)  No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

        (d)  The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards as described above.

        7.  Delegation of Authority. Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Committee may authorize the Chief Executive Officer of the Company or a committee consisting solely of members of the Board to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Committee may establish. The Committee may also delegate to the Chief Executive Officer and to other executive officers of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

        8.  Employee Awards. (a) The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Compan y or any of its Affiliates, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee.

        (i)  Option. An Employee Award may be in the form of an Option. On the Grant Date, the Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

        (ii)  Stock Appreciation Rights. An Employee Award may be in the form of a SAR. On the Grant Date, the Grant Price of a SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for a SAR shall extend no more than 10 years after the Grant Date. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

        (iii)  Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted to Employees pursuant to this Plan shall be determined by the Committee; provided that any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the Grant Date, provided that (i) the Committee may provide for earlier vesting upon a termination of employment by reason of death, Disability or normal retirement, and (ii) such three-year minimum Restriction Period shall not apply to a Stock Award that is granted in lieu of salary or bonus.

        (iv)  Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted to Employees pursuant to this Plan shall be determined by the Committee.

        (v)  Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Employees pursuant to this Plan shall be determined by the Committee; provided that any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the Grant Date, provided that the Committee may provide for earlier vesting upon a termination of employment by reason of death, Disability or normal retirement. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Employee.

        (A)  Non-qualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

        (B)  Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employe e, one or more business segments, units or divisions of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following:

•	Stock price measures (including but not limited to growth measures and total shareholder return);
•	Earnings per share (actual or targeted growth);
•	Earnings before interest, taxes, depreciation, and amortization (“EBITDA” );
•	Economic value added (“EVA” );
•	Net income measures (including but not limited to income after capital costs and income before or after taxes);
•	Operating income;
•	Cash flow measures;
•	Return measures (including but not limited to return on assets and return on equity);
•	Market share;
•	Product quality measures;
•	Succession planning;
•	Margins; and
•	Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

        Unless otherwise stated, such a Performance Goal need not be based upon an increase under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

        (b)  Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

        (i)  no Participant may be granted, during any fiscal year, Employee Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 100,000 shares of Common Stock;

        (ii)  no Participant may be granted, during any calendar year, Employee Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 100,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as “Stock Based Awards Limitations” ); and

        (iii)  no Participant may be granted Employee Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any fiscal year having a value determined on the Grant Date in excess of $1,000,000.

        9.  Director Awards. (a) The Board may grant Director Awards to the Non-employee Directors of the Company from time to time in accordance with this paragraph 9. Director Awards may consist of those listed in this paragraph 9 and may be granted singly, in combination or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be accepted by the Participant to whom the Director Award is granted and signed by an Authorized Officer for and on behalf of the Company.

        (i)  Stock Awards. A Director Award may be in the form of a Stock Award. A Non-employee Director may not sell, transfer, assign, pledge or otherwise encumber or dispose of any portion of a Stock Award until he or she terminates service as a Non-employee Director, and any attempt to sell, transfer, assign, pledge or encumber any portion of the Stock Award prior to such time shall have no effect. Any additional terms, conditions and limitations applicable to any Stock Awards granted to a Non-employee Director pursuant to this Plan shall be determined by the Board.

        (ii)  Performance Awards. Without limiting the type or number of Director Awards that may be made under the other provisions of this Plan, a Director Award may be in the form of a Performance Award. A Non-employee Director may not sell, transfer, assign, pledge or otherwise encumber or dispose of any portion of the Performance Award until he or she terminates service as a Non-employee Director, and any attempt to sell, transfer, assign, pledge or encumber any portion of the Performance Award prior to such time shall have no effect. Any additional terms, conditions and limitations applicable to any Performance Awards granted to a Non-employee Director pursuant to this Plan shall be determined by the Board. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the N on-employee Director.

        (iii)  Non-qualified Stock Options. A Director Award may be in the form of a Non-qualified Stock Option. On the Grant Date, the Grant Price of a Non-qualified Stock Option shall be not less than the Fair Market Value of the Common Stock subject to such Option. The term of the Non-qualified Stock Option shall extend no more than 10 years after the Grant Date. Non-qualified Stock Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Non-qualified Stock Options awarded to Directors pursuant to this Plan, including the Grant Price, the term of the Non-qualified Stock Options, the number of shares subject to the Non-qualified Stock Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

        (b)  Notwithstanding anything to the contrary contained in this Plan, no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 5,000 shares of Common Stock (the limitation set forth in this paragraph (b) being hereinafter referred to as a “Stock Based Awards Limitation” ) or Non-qualified Stock Options for more than 10,000 shares of Common Stock during any fiscal year.

        10.  Change in Control. Notwithstanding the provisions of paragraphs 8 and 9 hereof, unless otherwise expressly provided in the applicable Award Agreement, or as otherwise specified in the terms of an Equity Award, in the event of a Change in Control during a Participant’s employment (or service as a Non-employee Director) with the Company or one of its Affiliates, each Equity Award granted under this Plan to the Participant shall become immediately vested and fully exercisable, with performance-based equity awards vested at target level (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement or the terms of the Equity Award).

        11.  Payment of Awards.

        (a)  General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Administrator shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Administrator shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Administrator may determine.

        (b)  Deferral. With the approval of the Administrator, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Administrator may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Company in accordance with procedures established by the Administrator and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Administrator, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

        (c)  Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Administrator may establish. The Administrator may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

        (d)  Substitution of Awards. Subject to paragraphs 14 and 16, at the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Employee Award for another Employee Award or Employee Awards of the same or different type.

        12.  Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this paragraph.

        An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

        13.  Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

        14.  Amendment, Modification, Suspension or Termination of the Plan. The Committee may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) any amendment, modification, suspension, or termination of paragraph 9 of this Plan shall be approved by the Board, (ii) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (iii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed. Notwithstanding anything herein to the contrary, wit hout the prior approval of the Company’s shareholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option.

        15.  Assignability. Unless otherwise determined by the Administrator and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, beneficiary designation or the laws of descent and distribution. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Administrator may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 15 shall be null and void.

        16.  Adjustments. (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

        (b)  In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be adjusted proportionately by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common

Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate, Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (i) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such a djustment or (ii) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.

        17.  Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Administrator may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

        18.  Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any prope rty of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

        19.  Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company.

        20.  Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        21.  Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Iowa.

        22.  Effectiveness. The Plan will be submitted to the shareholders of the Company for approval at the 2004 annual meeting of shareholders scheduled to be held on January 13, 2004 and, if approved, will become retroactively effective as of January 1, 2004.

        23.  Termination. No Awards shall be made under the Plan after January 1, 2014.

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, January 13, 2004      7:30 p.m. Central Standard Time
Friendship Hall, Highway 69 South, Forest City, Iowa

RIVER
NORTH
K-WAY CONOCO GAS MART
PIZZA HUT
EXIT#203 FOREST CITY 16 MILES
HIGHWAY #9
MINNEAPOLIS, MN (2 hours/ 70 MPH)
SECOR AVE.
HIGHWAY #69
GOLDIES CONOCO
DOWNTOWN FOREST CITY
KUM AND GO GAS STATION
CASEY'S GENERAL STORE
EAST J STREET
INTERSTATE I-35
PHILIP'S 66 GAS STATION
WINNEBAGO INDUSTRIES INC.
4TH STREET
HIGHWAY #69
GATE #3
WIT & VISITOR INFORMATION CENTER
GATE #2
THE LODGE
MOTEL-RESTAURANT POOL
641-585-5060
WINNEBAGO RIVER
DES MOINES, IA (2 hours / 65 MPH)
CRYSTAL LAKE ROAD
GATE #1
SOC
WINNEBAGO INDUSTRIES
INTERNATIONAL OFFICES
SOUTH OFFICE COMPLEX
641/585-3535
WINNEBAGO INDUSTRIES
ACTIVITY COMPLEX
WINNEBAGO FRIENDSHIP HALL
SIDS CONOCO GAS MART
SUPER 8 MOTEL 641-585-1300
B-14
AIRPORT

DIRECTIONS: 1) From I-35
•	Take Exit Number 203, IA-9 West towards Forest City
•	At Forest City, turn South (left) on US-69 at the junction of IA-9 and US-69
•	Take US-69 South 1.4 miles to the entrance of the Winnebago Industries Activity Complex
•	Turn East (left) and enter the Winnebago Industries Activity Complex, continuing for approximately one mile to Friendship Hall>
2) From I-80
•	Take Exit Number 123B, I-80 East/I-35 North towards Chicago/ Minneapolis
•	Take Exit Number 137B, I-35 North towards Minneapolis
•	Take Exit Number 203, IA-9 West towards Forest City
•	At Forest City, turn South (left) on US-69 at the junction of IA-9 and US-69
•	Take US-69 South 1.4 miles to the entrance of the Winnebago Industries Activity Complex
•	Turn East (left) and enter the Winnebago Industries Activity Complex, continuing for approximately one mile to Friendship Hall
3) From I-90
•	Take Exit Number 137A, I-35 South towards Des Moines
•	Take Exit Number 203, IA-9 West towards Forest City
•	At Forest City, turn South (left) on US-69 at the junction of IA-9 and US-69
•	Take US-69 South 1.4 miles to the entrance of the Winnebago Industries Activity Complex
•	Turn East (left) and enter the Winnebago Industries Activity Complex, continuing for approximately one mile to Friendship Hall

Winnebago Industries, Inc. Forest City, Iowa	proxy

Proxy solicited on behalf of the Board of Directors of the Company for Annual Meeting on January 13, 2004.

The undersigned hereby appoints Gerald E. Boman and Bruce D. Hertzke, or either one of them, the undersigned’s attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of Winnebago Industries, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said corporation to be held at Friendship Hall, Highway 69 South, Forest City, Iowa on the 13th day of January, 2004, at 7:30 p.m., Central Standard Time, and at any and all adjournments thereof.

(Continued, and to be signed and dated, on the other side.)

The Board of Directors Recommends a Vote FOR Item 1.

1. Election of directors:	01 Joseph W. England 02 Irvin E. Aal	[ ]	Vote FOR all nominees listed at left (except as marked to the contrary below)	[ ]	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The Board of Directors Recommends a Vote FOR Item 2.

2.	Approval of Winnebago Industries, Inc. 2004 Incentive Compensation Plan:	[ ] For	[ ] Against	[ ] Abstain

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted (i) for the election of the nominees listed in Item 1; (ii) for the approval of the Winnebago Industries, Inc. 2004 Incentive Compensation Plan (Item 2); and in the discretion of the named proxies upon such other matters as may properly come before the meeting.

Address Change? Mark Box  [  ]
Indicate changes below:

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Signature(s) in Box
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as administrator, attorney, executor, guardian or trustee, please give full title as such. If a corporation, authorized officer please sign full corporate name and indicate office held.